                                                                    Exhibit 99.1

Press Release

   Ness Technologies Announces Management Changes: Chief Operating Officer and
                  Chief Marketing Officer to Leave Their Posts

    FELDMAN AND BEN-ARI WILL CONTINUE TO SUPPORT THE COMPANY IN THEIR AREAS
                                  OF EXPERTISE

HACKENSACK, NEW JERSEY, MAY 29, 2007 - Ness Technologies, Inc. (NASDAQ: NSTC), a
global provider of information technology services and solutions, today announced management changes. Tuvia Feldman, Executive Vice President and Chief
Operating Officer, and Uri Ben-Ari, Executive Vice President and Chief Marketing
Officer, are leaving their positions. Feldman and Ben-Ari will continue to support the company in their areas of professional activity, and will conduct an orderly transition process.

"Tuvia has been with Ness Technologies for the past 30 years, including his years with ATL, and he managed the company's operations, building its strong foundations and turning Ness into a leading global IT services provider," said
Sachi Gerlitz, President and CEO of Ness Technologies. "Tuvia will continue to support management on strategic projects and operational issues requiring his professional expertise. I would like to thank Tuvia for his significant contribution to the company, and wish him the very best in his continued
professional activity."

"It's been my privilege to have been among Ness Technologies' founders, and to have helped make the company a leader in its field," said Feldman. "I will continue to support Ness alongside the excellent management team led by Sachi
Gerlitz."

"I would like to thank Uri Ben-Ari for his outstanding contribution to Ness
Technologies over the past five and a half years, for building the company's global marketing system, and for positioning Ness in the global market as a leading IT services provider," added Gerlitz. "On behalf of all of us at Ness, I wish him great success in his new activities."

"After such a fruitful and intensive period, and tremendous marketing activity,
I am proud to be part of Ness Technologies' global success," said Ben-Ari. "I am filled with a great sense of professional satisfaction regarding our many accomplishments in the marketing sphere, both in Israel and worldwide. Ness
Technologies is one of the leaders in the global IT services industry and it is positioned atop the Israeli IT services pyramid. I wish the management of Ness
Technologies, headed by Sachi Gerlitz, Ness' employees and its customers, continued prosperity and growth around the world, and many more years of success together."

ABOUT NESS TECHNOLOGIES

Ness Technologies (NASDAQ: NSTC) is a global provider of end-to-end IT services and solutions designed to help clients improve competitiveness and efficiency.
Ness specializes in outsourcing and offshore, systems integration and application development, software and consulting, and quality assurance and training. With 7,500 employees, Ness maintains operations in 16 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness Technologies, visit www.ness.com.

FORWARD LOOKING STATEMENT

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS
OFTEN ARE PRECEDED BY WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "ANTICIPATES,"
"PLANS," "INTENDS," "ASSUMES," "WILL" OR SIMILAR EXPRESSIONS. FORWARD-LOOKING
STATEMENTS REFLECT MANAGEMENT'S CURRENT EXPECTATIONS, AS OF THE DATE OF THIS
PRESS RELEASE, AND INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NESS' ACTUAL RESULTS
COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD LOOKING
STATEMENTS AS A RESULT OF VARIOUS FACTORS. SOME OF THE FACTORS THAT COULD CAUSE
FUTURE RESULTS TO MATERIALLY DIFFER FROM THE RECENT RESULTS OR THOSE PROJECTED
IN FORWARD-LOOKING STATEMENTS INCLUDE THE "RISK FACTORS" DESCRIBED IN NESS'
ANNUAL REPORT OF FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
MARCH 14, 2007. NESS IS UNDER NO OBLIGATION TO, AND EXPRESSLY DISCLAIMS ANY
OBLIGATION TO, UPDATE OR ALTER ITS FORWARD-LOOKING STATEMENTS, WHETHER AS A
RESULT OF SUCH CHANGES, NEW INFORMATION, SUBSEQUENT EVENTS OR OTHERWISE.

NESS TECHNOLOGIES MEDIA CONTACT:
David Kanaan
USA: 1-888-244-4919
Intl: + 972-3-540-8188
Email: media.int@ness.com

NESS TECHNOLOGIES INVESTOR CONTACT:
Drew Wright
USA: 1-201-488-3262
Email: investor@ness.com